iShares®

iShares Trust

Supplement dated January 13, 2015

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information (“SAI”)

for iShares Aaa — A Rated Corporate Bond ETF and

iShares B — Ca Rated Corporate Bond ETF (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Summary Prospectus, Prospectus and SAI.

Effective January 13, 2015, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of January 12, 2015
iShares Aaa — A Rated Corporate Bond ETF	50,000	$2,625,000
iShares B — Ca Rated Corporate Bond ETF	50,000	$2,464,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-BONDS-0115

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE